SUTRON CORPORATION
21300 Ridgetop Circle
Sterling, Virginia 20166


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 10, 2000


To the Holders of Common Stock of Sutron Corporation,

	Notice is hereby given that the Annual Meeting of Shareholders of Sutron Corporation (the "Company") will be held at 21300 Ridgetop
Circle, Sterling, Virginia, on Wednesday, May 10, 2000, at 4:00 p.m., local time, for the following purposes:

	(i) To elect five directors to hold office until the next annual election of directors and until their successors shall have been duly elected and qualified;

	(ii) To approve the appointment of Thompson, Greenspon & Co., P.C. as independent public accountants for the year 2000; and

	(iii) To transact such other business as may properly come before the meeting and any adjournments thereof.

	Holders of shares of Common Stock of record at the close of business on Monday, March 27, 2000, are entitled to notice of and to vote at the meeting.

	A Proxy Statement and a Proxy for the meeting are enclosed herewith. We urge you to attend the 2000 Annual Shareholders Meeting. Your vote is important and we would appreciate the prompt return of your signed Proxy in the enclosed envelope. If you attend the meeting in person, you may, if you desire, revoke your Proxy and vote in person.


By Order of the Board of Directors,

/S/ Daniel W. Farrell

Daniel W. Farrell
Secretary



Sterling, Virginia
April 7, 2000
Enclosure


SUTRON CORPORATION
21300 Ridgetop Circle
Sterling, Virginia 20166


PROXY STATEMENT

	The enclosed Proxy is solicited on behalf of the Board of Directors of Sutron Corporation (the "Company") for use at its Annual Meeting of Shareholders to be held on Monday, May 10, 2000 at 4:00 p.m., local time, and at any adjournments thereof. The purposes of the meeting are set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The meeting will be held at the principal executive offices of the Company, 21300 Ridgetop Circle, Sterling, Virginia 20166.

	After the enclosed Proxy is duly executed and returned, a shareholder may revoke the proxy at any time by written request that is received by the Secretary of the Company prior to the meeting or by voting in person at the meeting or by executing a later dated Proxy. The Proxy is in ballot form so that a specification may be made to vote for, or to withhold authority to vote for, the nominees for election as directors, or any of them, and to indicate whether the shareholder wishes to vote for or against, or abstain from voting upon the other proposal.

	The holders of shares of Common Stock of record at the close of business on Monday, March 27, 2000 are entitled to notice of and to vote at the meeting. On March 27, 2000, the Company had outstanding and entitled to vote 4,298,351 shares of Common Stock, and a majority of such shares, present or represented by proxy, will constitute a quorum. Each share of Common Stock entitles the holder to one vote on each matter to be voted upon at the meeting. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. The affirmative vote of a majority of the shares of Common Stock voting is required for the approval of the appointment of the independent public accountants. The approximate date on which this Proxy Statement and the accompanying Proxy will first be sent or given to shareholders is April 7, 2000.

PRINCIPAL SHAREHOLDERS

	The following table sets forth the names and addresses of all persons who beneficially owned, to the knowledge of the
Company, more than 5% of the outstanding shares of the Company's Common Stock on March 27, 2000.

Name and Address of	Number of Shares	Percentage
Beneficial Owner		Beneficially Owned	of Class

Kenneth W. Whitt		852,000(1)		19.3%
323 Sherwood Drive
Vienna, Virginia 22180

Raul S. McQuivey, Ph.D.	775,746(2)		17.4%
11211 Lapham Drive
Oakton, Virginia 22121

Thomas N. Keefer, Ph.D.	540,775(3)		12.1%
Route #4, Box 403 B
Leesburg, Virginia  22075

Daniel W. Farrell		235,540(4)		5.5%
2799 Equus Court
Herndon, Virginia  22071

Glenn A. Conover		223,008 (5)		5.0%
224 Primavera Circle
Sterling, Virginia 20165

	(1)	The shares are owned by Kenneth W. Whitt and
Eva D. Whitt, Mr. Whitt's wife, as Joint Tenants with a Right of Survivorship; Mr. Whitt is deemed the beneficial owner of all the shares since Mr. Whitt shares voting power and investment power over such shares.

	(2)	Includes 713,400 shares owned by Dr. Raul S. McQuivey
 and Karen T. McQuivey, Dr. McQuivey's wife, as Joint Tenants with a Right of Survivorship; Dr. McQuivey is deemed the beneficial owner of such shares since Dr. McQuivey shares voting power and investment power over such shares.

	(3)	Includes 535,000 shares owned by Dr. Thomas N. Keefer and
Sally E. Keefer, Dr. Keefer's wife, as Joint Tenants with a Right of Survivorship; Dr. Keefer is deemed the beneficial owner of such shares since Dr. Keefer shares voting power and investment power over such shares.

	(4)	Includes 214,300 shares owned by Daniel W. Farrell and Jill
E. Farrell, Mr. Farrell's wife, as Joint Tenants with a Right of
Survivorship; Mr. Farrell is deemed the beneficial owner of such shares since Mr. Farrell shares voting power and investment power over such shares.


(5)  Includes 175,000 shares owned by Glenn A. Conover and Carol
J. Conover, Mr. Conover's wife, as Joint Tenants with a Right of Survivorship; Mr. Conover is deemed the beneficial owner of such shares since Mr. Conover shares voting power and investment power over such shares.


ELECTION OF DIRECTORS

	A board of five directors is to be elected at the 2000 Annual Shareholders Meeting. It is intended that the shares represented by the enclosed Proxy will be voted for the election of the five nominees for directors named in the Proxy unless such Proxy is marked to withhold authority. The term of office of each director will be until the next annual election of directors and until a successor is elected and qualified or until the director's earlier death, resignation or removal. All of the nominees have consented to serve if elected. In the event that any nominees for directors should be unavailable, which is not anticipated, the Board of Directors, in its discretion, may designate substitute nominees, in which event Proxies received by the Board of Directors will be voted for such substitute nominees.

INFORMATION ABOUT NOMINEES FOR DIRECTORS

	The following information with respect to each nominee has been furnished to the Company by the respective nominees for director.

	Raul S. McQuivey, Ph.D., age 61, has served as a Director since 1976, as President, Chief Executive Officer, and Chairman of the Board of Directors since January 1989, and as Chief Operational Officer since September 1980. Dr. McQuivey also served as Executive Vice President from September 1980 to January
1989, Treasurer of the Company from March 1983 to March 1984 and as Secretary from March 1983 until September 1989. Dr. McQuivey earned a B.S. in Civil Engineering from Utah State University in 1961, an
M.S. in Civil Engineering (Hydraulics) from Colorado State University in 1963, and a Ph.D. in Civil Engineering (Hydraulics, Hydrology and Fluid Mechanics) from Colorado State University in 1967. He is a Registered Professional Engineer.

	Glenn A. Conover, age 61, has served as a Director since 1992, as Vice President of the Company since October 20, 1985 and as Executive Vice President since January 1, 1996. Mr. Conover joined the Company in February 1985 and was promoted to the position of Vice President in October 1985. Prior to joining the Company, Mr. Conover worked as a Design Engineer, Production and Test Manager, and Sales Manager for Environmental Systems for the LaBarge Electronics Division of LaBarge Inc. Mr. Conover pursued courses of study while in the Navy, and at Oklahoma City University and the Wharton School.

	Thomas N. Keefer, Ph.D., age 55, has served as Vice President, and
as Director of the Company, since March 1981.   He joined the Company
in January 1977, as a Project Engineer and served as the Vice
President of the Water Resources and then the Integrated Systems Division
From 1981 to 1997.   Dr. Keefer has earned three degrees from Colorado
State University, a B.S. in Civil Engineering in 1967, an M.S. in
Civil Engineering (Hydraulics) in 1969, and a Ph.D. in Civil
Engineering (Hydraulics, Hydrology and Fluid Mechanics) in 1971. He is a Registered Professional Engineer.

	Daniel W. Farrell, age 46, has served as a Director since 1988 and as Vice President of the Company since March 2, 1984 and Secretary since September 1, 1989. Mr. Farrell joined the Company in September
1976 as a staff scientist. He was promoted to the position of Director of Engineering in August 1989. Mr. Farrell received a B.S. in Chemistry from Brigham Young University in 1976.

	Ronald C. Dodson, age 62, has served as a Director since 1993. He has served as President of R.C. Dodson & Company, a management consulting firm, since 1984. Mr. Dodson received a B.A. from Brigham Young University in 1964 and a M.B.A. from California State University Long Beach in 1967.

MANAGEMENT OWNERSHIP OF COMMON STOCK

	Set forth below is information concerning stock ownership of each director and nominee, and all directors and officers of the Company as a group, as of March 27, 2000. The statements as to securities beneficially owned are, in each instance, based upon information furnished by each individual. As to the shares shown to be beneficially owned, the owner has sole investment and voting power, unless otherwise indicated.

Name of				Amount of
Beneficial Owner			Ownership	Percent of Class

Raul S. McQuivey, Ph.D.		775,746	(1)	17.4%
Thomas N. Keefer, Ph.D.		540,775	(2)	12.1%
Daniel W. Farrell			243,580	(3)	5.5%
Glenn A. Conover			223,008	(4)	5.0%
Sidney C. Hooper			74,120	(5)	1.7%
Ronald C. Dodson			42,500	(6)	1.0%
All officers and directors
as a group (6 in number)	1,899,729		42.7%


(1)  See Note 2 under "PRINCIPAL SHAREHOLDERS".
(2) See Note 3 under "PRINCIPAL SHAREHOLDERS".
(3)  See Note 4 under "PRINCIPAL SHAREHOLDERS".
(4)  See Note 4 under "PRINCIPAL SHAREHOLDERS".
(5)  The shares are owned by Sidney C. Hooper and Malissa C.
Hooper, Mr. Hooper's wife, as Joint Tenants with a Right of
Survivorship; Mr. Hooper is deemed the beneficial owner of all the shares since Mr. Hooper shares voting power and investment power over such shares.

BOARD MEETINGS AND COMMITTEES

During the year December 31, 1999, the Board of Directors held three Meetings. The Board has a compensation committee consisting of Raul S. McQuivey and Ronald C. Dodson which did not meet in 1998. The Compensation Committee reviews and establishes compensation practices and policies of Company including total salary and fringe benefit programs. Each director with the exception of Ronald C. Dodson attended two or more of the meetings of the Board.

EXECUTIVE OFFICERS

	The Company currently has four executive officers. Three of those officers, Dr. Raul S. McQuivey, Daniel W. Farrell and Glenn A. Conover also serve as directors of the Company.
Their offices and business experience are described herein under the heading "INFORMATION ABOUT NOMINEES FOR DIRECTORS." The following information with respect to the remaining officer has been furnished to the Company by that officer:

	Sidney C. Hooper, age 41, has served as Treasurer of the Company since May 14, 1993. Mr. Hooper joined the Company in August 1989 and was promoted to the position of Controller in January 1990. Prior to joining the Company, Mr. Hooper served as a Senior Accountant with Arthur Andersen & Company. Mr. Hooper received a B.S. in Accounting from Brigham Young University in 1983 and a Master of Accountancy from Brigham Young University in 1984.

	The term of office of all executive officers is until the next annual meeting of the Board of Directors or until the executive officer's earlier death, resignation or removal.

EXECUTIVE COMPENSATION

	The following table sets forth information concerning the annual and long-term compensation of the Named Officers for services rendered in all capacities to the Company for the fiscal years ended December 31, 1999, 1998 and 1997.


								Long Term Compensation
		Annual Compensation			Awards		Payouts
							Other	 Restricted			All
Name and						Annual Stock		LTIP	Other
Principal						Compen-Awards  Options/Payouts
Position		Year	Salary    Bonus	sation (1)	  SARs(#)	($)	($)(2)
Raul McQuivey	1999	$147,026	$650						$16,696
CEO			1998	135,195    							14,073			1997	131,430				   			10,754


Glenn Conover	1999	$136,729	$10,650					$17,493
Executive Vice	1998	124,380		   					14,586  President		1997	120,900				    			11,468

Daniel Farrell	1999	$125,151	$650					     $13,674
Vice President	1998	114,818		    					12,903
			1997	111,510				    			 8,402



(1) As of December 31, 1999, Raul S. McQuivey was the beneficial owner of 775,746 shares of common stock with a market value of $1,066,651, Glenn A. Conover held 223,008 shares of common stock with a market value of $306,636 and Daniel W. Farrell held 243,580 shares of common stock with a market value of $334,923.

(2)   All other compensation in 1999 consists of the following items:



 				Mr. McQuivey	Mr. Conover		Mr. Farrell
Company contribution
to vested defined
contribution plan		$12,068		$10,952		$9,627
Dollar value of auto
Allowance relating to
Personal use		3,725			5,251			3,662
Dollar value of term
life  insurance
premiums			903			1,290			385
 Total			$16,696		$17,493		$13,674

        Option/SAR Grants in Last Fiscal Year

There were no option grants to the Named Officers in fiscal 1999.



								Potential Realizable
								Value at Assumed
								Annual Rates of
							Stock Price	Alternative to (f)
							Appreciation for	and (g):
							Option Term	Grant Date Value

		Individual Grants
	Number of	% of Total
	Securities	Options/
	Underlying	SARs	Exercise
	Options/	Granted to	of Base					Grant Date
	SARs	Employees in 	Price	Expiration			Present
Name		Granted (#)	Fiscal Year	($/Share)	Date	5% ($)	10% ($)	Value ($)

        Aggregated Option/SAR Exercises in Last Fiscal Year
and Fiscal Year-End Option/SAR Value

	The Company's Named Officers did not exercise any stock options or freestanding stock appreciation rights (SARs) during the year 1999. Outstanding stock options or SARs at fiscal year end are shown below.



							Number of												Securities		Value of 									Underlying		Unexercised
							Unexercised		In-the-Money
		Shares				Options/SARs	Options/SARs at FY-
		Acquired on		Value		at FY-End (#)	End ($) 									Exercisable/	Exercisable/
Name		   Exercise (#)	Realized ($)Unexercisable	Unexercisable
Raul McQuivey					56,160/37,440	$14,040/$9,360
Glenn Conover					36,000/24,000	$9,000/$6,000
Daniel Farrell					24,120/16,080	$6,030/$4,020

        Long-Term Incentive Plans - Awards in Last Fiscal Year

	The Company's Named Officers were not awarded long-term incentive plans during the year 1999.

Compensation of Directors

	The Company has no arrangement by which any of its officers are compensated for their services as directors and, therefore, Mr.
Farrell and Mr. Conover and Drs. McQuivey and Keefer will not receive any additional remuneration for their services as directors. Mr. Dodson will be reimbursed by the Company for expenses incurred by him in connection with the performance of his duties as a director of the Company and will receive $1,000 for each meeting.

	The Company has no plan or arrangement which would result in any executive officer receiving compensation as a result of their resignation, retirement or any other termination of employment with the Company, or from a change in control of the Company or a change in responsibilities following a change in control of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

	In 1994, the Company restructured its debt with the bank. An aspect of the restructuring was that the bank would readvance an amount not to exceed $100,000 contingent on the Company obtaining additional funds from the issuance of either debt or equity securities. The Company obtained $100,000 in additional funds by issuing promissory notes totaling $100,000 payable on demand to four officers and directors of the Company. The promissory notes are summarized below.


Name			Relationship	Promissory	Interest
						Note Amount	Rate

Raul S. McQuivey	Officer/Director	$55,000.00	10.75%
Thomas N. Keefer	Officer/Director	$25,000.00	10.75%
Glenn A. Conover	Officer/Director	$10,000.00	10.75%
Daniel W. Farrell	Officer/Director	$10,000.00	10.75%

	Repayment of the promissory notes to the four officers and directors was prohibited until the readvance of the term note was repaid in full in February, 1995. Repayment was made in full to Daniel W. Farrell in October 1995, to Glenn A. Conover in January 1996 and to Thomas N. Keefer in February 1998 and Raul McQuivey in August 1999.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

	Under the securities laws of the United States, the Company's directors and its executive officers are required to report ownership of the company's Common Stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to disclose in this proxy statement any failure to file by these dates during 1999. There were no failures to file in 1999.

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
ACCOUNTANTS

	Subject to ratification by the shareholders, the Board of Directors has appointed Thompson, Greenspon & Co., P.C. as independent accountants of the Company for the year 2000. Thompson, Greenspon & Co., P.C. has certified the Company's financial statements for all years beginning with 1976. Representatives of Thompson, Greenspon & Co. P.C., will be present at the 2000 Annual Shareholders Meeting and will be afforded an opportunity to make a statement, if they desire, and to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS FAVORS A VOTE FOR THIS PROPOSAL.
  Proxies solicited by the Board of Directors will be so voted unless shareholders specify in their Proxies a contrary choice.

OTHER BUSINESS WHICH MAY COME BEFORE THE MEETING

	The enclosed Proxy confers upon the person or persons entitled to vote the shares represented thereby discretionary authority to vote such shares in accordance with their best judgment with respect to other business which may come before the 2000 Annual Shareholders
Meeting in addition to the scheduled items of business. As of the date of this Proxy Statement, the Board of Directors knows of no other business which will be presented for consideration at the 2000 Annual Shareholders Meeting.

SHAREHOLDERS PROPOSALS

	Shareholder proposals to be considered for inclusion in the Proxy Statement for the 2001 Annual Shareholders Meeting must be received by the Company no later than December 8, 2000.

OTHER INFORMATION

	A copy of the Company's Annual Report for 1999, which includes financial statements and other information concerning the Company, is included with this Proxy material. Upon the written request by any shareholder entitled to vote at the 2000 Annual Shareholders Meeting, the Company will furnish that person without charge a copy of the Company's Form 10-KSB Annual Report for 1999 which is filed with the Securities and Exchange Commission, including the financial statements and schedules thereto, but excluding the exhibits thereto. The copy of the Form 10-KSB Annual Report will be accompanied by a list briefly describing all the exhibits not contained therein and will indicate that the Company will furnish a copy of any exhibit upon payment of a fee of $.20 per page. Requests should be addressed to Sidney C. Hooper, Treasurer, Sutron Corporation, 21300 Ridgetop Circle,
Sterling, Virginia 20166.

	The Company will bear the cost of preparing this Proxy Statement and the other costs of soliciting Proxies for the 2000 Annual Shareholders Meeting. All solicitations will be made by mail. The Company does not intend to pay any compensation for this solicitation, but may reimburse brokers, and other persons holding stock in their names, for their expenses for sending Proxy material to principals and obtaining their Proxies.

	YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES
BY MARKING THE APPROPRIATE BOXES ON THE ENCLOSED
PROXY.  HOWEVER, IT IS NOT NECESSARY TO MARK ANY
 BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE
BOARD OF DIRECTORS' RECOMMENDATIONS; MERELY
SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED
ENVELOPE, POSTAGE FOR WHICH HAS BEEN PROVIDED.
THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU
SIGN AND RETURN THE ENCLOSED PROXY.  YOUR PROMPT
RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE
APPRECIATED.


By Order of the Board of Directors,

/s/ Daniel W. Farrell

Daniel W. Farrell
Secretary



April 7, 2000